UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 10, 2012

PAULSON CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Oregon	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

811 S.W. Naito Parkway, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 10, 2012, Paulson Investment Company, Inc. ("PIC"), the operating subsidiary of Paulson Capital Corp. (the "Registrant"), entered into an asset purchase agreement (the "Agreement") among it, the Registrant and JHS Capital Advisors, LLC ("JHS"), for the sale of PIC's retail brokerage business to JHS (the “Sale”).  The Sale included the transfer to JHS of sixty-six registered representatives, together with managed brokerage accounts, and nine administrative employees and closed on April 16, 2012.

Under the Agreement, PIC is to be paid approximately $1,653,247 in consideration for the Sale net of certain deductions for compensation expenses.  $1,107,741, was paid to PIC at closing on April 16, 2012, and the balance is to be paid over three installments on July 16, 2012, October 15, 2012 and January 11, 2013.  These installment payments to PIC are supported by a standby letter of credit issued in favor of PIC.  The final purchase price is subject to recalculation after six months based upon the aggregate gross dealer commissions for the twelve month period ended at that time.

The Agreement required PIC and the Registrant to make customary representations and warranties relating to, among other things, their organization and authority, absence of certain changes, and receipt of any necessary governmental or third party consents, including the approval of the Financial Industry Regulatory Authority.   The Agreement also requires twelve directors, officers and employees of PIC and the Registrant to enter into non-solicitation and non-competition agreements pursuant to which they are prohibited from soliciting employees and registered representatives of JHS for two years from the closing date and, subject to a limited exception, engaging in the retail brokerage business for one year from the closing date.

In connection with the closing, PIC issued a press release regarding the Sale.  The press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

Please refer to the information set forth under Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

99.1	Paulson Investment Company Inc. press release dated April 16, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2012	PAULSON CAPITAL CORP.

	By:	/s/Chester L. F. Paulson
Chester L. F. Paulson
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

99.1	Paulson Investment Company Inc. press release dated April 16, 2012